12. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Sep. 30, 2023
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	2023	2022

Loss before income taxes	$(795,040)	$(2,051,990)

Expected income tax recovery	$(216,000)	$(571,000)
Permanent differences	7,000	91,000
Share issue costs	(35,000)	(38,000)
Change in unrecognized deductible temporary differences	244,000	518,000
Total deferred income tax (recovery) expense	$-	$-